UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2017

Heron Therapeutics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4242 Campus Point Court, Suite 200, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 251-4400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 2.02 Results of Operations and Financial Condition.

On November 6, 2017, Heron Therapeutics, Inc. (the "Company") issued a press release announcing its financial results for the three and nine months ended September 30, 2017 (the "Earnings Press Release"). A copy of the Earnings Press Release is furnished as Exhibit 99.1.

This Item 2.02 and the Earnings Press Release attached hereto as Exhibit 99.1, insofar as they disclose information regarding the Company’s results of operations or financial condition for the three and nine months ended September 30, 2017 are being furnished to the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No./ Description

99.1 Earnings Press Release, dated November 6, 2017

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated November 6, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

November 6, 2017	By:	/s/ Robert E. Hoffman

Name: Robert E. Hoffman
Title: Chief Financial Officer & Senior Vice President, Finance

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